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                                                                   Exhibit 10.37

[LOGO] First American            Security Agreement             FORM [ILLEGIBLE]

                               Display Arts Inc.
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(hereafter called "Debtor") a (an) Tennessee corporation organized under the laws of the State of Tennessee whose chief executive office (or, if none, residence) is located at 1425 Elm Hill Pike, Nashville, Tennessee 37210, hereby assigns and grants to FIRST AMERICAN National Bank (hereinafter called "Bank"), a security interest in the following described property and in all proceeds and products thereof and accessions thereto (all of which is called the ("Collateral"), subject to all applicable conditions, representations, warranties, and agreements hereinafter set forth:

|X|  EQUIPMENT                  -All equipment of every kind and description
                                owned by or in the possession of Debtor, whether now owned, held or hereafter acquired and wherever located, including but not limited to any equipment listed below or on Exhibit
                                _________, together with all parts, accessories and attachments and all replacements and additions thereto.

|X|  INVENTORY,                 -All inventory owned by or in the possession of
     ACCOUNTS,                  Debtor, all Debtor's agreements for sale or
     AND GENERAL INTANGIBLES    lease of same and rentals therefrom, all
                                Debtor's accounts and general intangibles, including but not limited to any property listed below or on Exhibit _____, whether now in existence, owned, held, or hereafter acquired, entered into, or created, and wherever located;
                                and whether held for sale or lease, or furnished or to be furnished under service contracts.

|X|  OTHER PROPERTY             Machinery, Furniture, Fixtures used in business
                                at 1425 Elm Hill Pike, Nashville, Tennessee
                                37210, and other business location(s) noted in
                                Section 1 below.

1     Use and Location of Collateral

      Debtor will use the Collateral primarily -

|_|   for personal, family or household purposes

|_| in farming operations located at ____________________________, which is owned by ______________________________________

|X| in business and that all of Debtor's places of business are in the County above set forth except 30 South Main Street, Memphis, Tennessee 38103

|_| as fixtures, to be attached to real estate owned by ______________________ and described as follows __________________________________

2     Debtor's Residence (applicable only in Kentucky).

      Debtor's residence, for the purposes of KRS 355.9-401, is different from the address set forth above.

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      Street            City              County             State

3     Secured Obligations.

      The indebtedness secured hereby (individually, an "Obligation," and collectively, the "Obligations") shall include the following indebtednesses and liabilities of Debtor or ___________________ (hereinafter called Borrower): (1) loans to be made by Bank concurrently or in connection with this Agreement, all interest and other charges accrued thereon, and also any renewals, extensions or refinancings thereof; (2) contingent obligations to Bank, under guaranty agreements or otherwise, incurred concurrently or in connection with this Agreement; (3) all expenditures by Bank for taxes, levies, insurance and preservation of the Collateral and otherwise in performance of any of Debtor's or Borrower's duties under this Agreement; (4) all other money heretofore or hereafter advanced by Bank at its option to or for the account of Debtor or Borrower, and all other present or future, direct or contingent liabilities and indebtedness of Debtor or Borrower to Bank of any nature whatsoever, and any extensions or renewals thereof except that the advances, liabilities, and indebtedness secured by this clause (4) shall not include any debt subject to the disclosure requirements of the Federal Truth-in-Lending Act if at the time such debt is created any legally required disclosure of this security interest respecting such debt shall not have been made; (5) all attorney's fees, court costs, and expenses of whatever kind incident to the collection of any of the foregoing Obligations and the enforcement or protection of the security interest hereby granted.

4     General Representations, Warranties, and Agreements.

      Debtor is the sole owner of the Collateral, free and clear of all liens and security interests, or the Collateral is being acquired solely by Debtor with the proceeds of the loan(s) described above, and Bank is authorized to disburse the proceeds of said loan directly to the seller of the Collateral as shown on Bank's records. Debtor will defend the Collateral against the claims and demands of all persons. No Debt Collateral, as hereinafter defined, is or will be subject to any defense or claim of the account debtor, as defined hereinafter. Except for sales or leases of inventory in the ordinary course of Debtor's business, Debtor will not sell, transfer, or encumber the Collateral, or suffer any transfer or encumbrance thereof, or in any way impair the security afforded by the Collateral, without Bank's prior written consent.

      Debtor will promptly notify Bank in writing of any change in Debtor's residence, as set forth in the introductory paragraph or in paragraph 2. or chief executive office.

      Debtor will at all times keep the Collateral insured against all insurable hazards in amounts equal to the full cash value of the Collateral. Such insurance shall be in such companies as may be acceptable to Bank, with provisions satisfactory to Bank for payment of all losses thereunder to Bank as its interest may appear, and, if required, Debtor shall deposit the policies with Bank. Any money received by Bank under said policies may be applied to the payment of any Obligation, whether or not then due and payable, or at Bank's option may be delivered by Bank to Debtor or for the purpose of repairing or restoring the Collateral. Debtor assigns to Bank all rights to receive proceeds of insurance not exceeding the total amount of the Obligations, directs any insurer to pay proceeds directly to Bank. If Debtor fails to keep the Collateral insured as required by Bank, Bank shall have the right to obtain such insurance at Debtor's and Borrower's expense, which shall be deemed an Obligation.

      Debtor and Borrower shall pay all costs of, and taxes imposed upon, the filing of financing statements and amendments thereto, and continuation and termination statements with respect to the security interest created thereby, and Bank is authorized to do all things which it deems necessary to perfect and maintain perfection and priority of the security interest created hereby, to preserve the enforceability of any Obligation, and to protect the collateral and all expenditures for these purposes by Bank shall be deemed Obligations. Any photographic or other reproduction of (1) this Agreement or (2) any financing statement or amendment thereto shall be sufficient as the original.

      If any provision of this Agreement is held invalid or inapplicable, such invalidity or inapplicability shall not affect the validity or enforceability of the remaining provisions of this Agreement. Captions are inserted herein for convenience only, and have no bearing on the interpretation or construction of this Agreement. This Agreement shall inure to the benefit of Bank's successors and assigns and shall bind Debtor's and Borrower's heirs, representatives, successors and assigns, including any corporation or other legal entity resulting from a merger, consolidation, or other restructuring of Debtor or Borrower. Borrower shall be fully liable for all Obligations arising under this Agreement, whether expressly imposed upon both Debtor and Borrower or on Debtor alone. This Agreement shall be binding on Debtor even without Borrower's signature.

      Bank shall be deemed to have exercised reasonable care of any Collateral in its possession if Bank takes such action respecting the Collateral as Debtor or Borrower may reasonably request in writing; but no noncompliance by Bank with Debtor's or Borrower's request, written or oral, of failure to give Debtor or Borrower notice of any decline in the market value of any Collateral, shall be deemed, or shall give rise to a presumption of a failure to exercise reasonable care.

      Any term used herein that is not otherwise defined shall have the meaning accorded such term in the Uniform Commercial Code, except that "account debtor" shall also mean any person obligated on Collateral consisting of: certificates of deposit; deposit or share accounts or other indebtednesses of financial institutions; instruments; debt securities; and, without limiting the generality of the foregoing, any other Collateral consisting of or representing an indebtedness, direct or contingent, matured or unmatured, of any person to Debtor. (Any such Collateral, together with any accounts, chattel paper, and general intangibles constituting indebtedness to Debtor, is hereinafter referred to as "Debt Collateral.")
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5.    Default.

      The Obligations shall be in default upon failure to pay when due any amount payable hereunder, under any promissory note or other agreement pertaining to an Obligation, or upon any failure to observe or perform any of Debtor's or Borrower's other agreements contained herein or in any instrument evidencing or pertaining to an Obligation or the Collateral, or if any warranty or statement by Debtor herein or furnished in connection herewith is false or misleading, or if Debtor or Borrower becomes the subject of any bankruptcy or insolvency proceeding or makes an assignment for the benefit of creditors, or if Bank in good faith believes the prospect of payment and performance of any Obligation is impaired

      If the promissory note or instrument evidencing, or agreement pertaining to, an Obligation does not contain specific repayment provisions, or if an Obligation arises under this Agreement, such Obligation shall be due and payable on demand by Bank. If such note, instrument, or agreement does not provide for an interest rate on an Obligation, including any Obligation arising under this Agreement, the Obligation shall bear interest from its inception on the unpaid balance at the highest interest rate applicable to any other Obligation then in existence or, in the absence of such other rate, the Bank's Index Rate, adjusted daily, plus 3% per annum, but not in excess of any maximum applicable lawful contract rate

      Upon default, all Obligations shall immediately become due and payable at Bank's option without notice to Debtor or Borrower, and Bank may proceed to enforce payment of same and to exercise any or all rights and remedies provided by the Uniform Commercial Code or other applicable law, as well as all other rights and remedies possessed by Bank, all of which shall be cumulative. Whenever Debtor or Borrower is in default hereunder, and upon demand by Bank, Debtor shall assemble the Collateral and make it available to Bank at a place reasonably convenient to Bank and Debtor, and if Debtor fails to do so in any respect, Debtor shall be liable for all costs and expenses, including reasonable attorney's fees, incurred by Bank as a result. Any notice of sale, lease or other intended disposition of the Collateral by Bank sent to Debtor at the address specified above, or at such other address of Debtor as may be shown on Bank's records, at least 5 days prior to such action, shall constitute reasonable notice to Debtor. If more than one Obligation is outstanding, Bank may apply all sums realized from the Collateral to the Obligations in such order as it may choose without thereby releasing Debtor, Borrower, or any other party liable on an Obligation. Bank may waive any default before or alter the same has been declared without impairing its right to declare a subsequent default hereunder and accelerate the maturities of the Obligations, these rights being continuing ones

6.    Collateral Verification.

      Bank shall have the right, at any time, by its own auditors, accountants, or other agents, to examine or audit the Collateral or any of the books and records of Debtor or any agent of Debtor pertaining to the Collateral, all of which shall be made available upon request Such accountants or other representatives of Bank will be permitted to make any verification of the existence of the Collateral or accuracy of the records which Bank deems necessary or proper. All reasonable expenses incurred by Bank in making such examination, inspection, verification or audit shall be deemed an Obligation

7.    Termination.

      Debtor agrees that, notwithstanding the payment in full of all Obligations and except as otherwise required by applicable law, Bank shall not be required to send Debtor a termination statement with respect to any financing statement filed to perfect Bank's security interest in any of the Collateral or release any of the Collateral, unless and until Debtor shall have made written demand therefor. Upon receipt of proper written demand, Bank may, at its option, in lieu of sending a termination statement to Debtor, cause said termination statement to be filed with the appropriate filing officer(s). If Bank is, or reasonably believes itself to be, under a duty to make any future advance that would constitute an Obligation, Bank shall in no event be required to send or record such a termination statement or release any of the Collateral.

8.    Deposit Accounts, Securities, Instruments.

      If the Collateral consists in whole or in part of certificates of deposit; deposit or share accounts or other indebtednesses of financial institutions instruments; or securities; then all immediate and remote renewals thereof, substitutions therefor, and dividends, interest, earnings, and distributions thereon, of whatever kind or character, shall likewise be subject to the security interest hereby granted. Debtor shall immediately deliver to Bank any additional shares received by way of stock split or stock dividend on stock Collateral or as replacement shares therefor issued in connection with a corporate merger, acquisition, or reorganization, or any other replacement shares therefor issued in connection with a corporate merger, acquisition, or reorganization, or any other replacement or renewal securities, instruments, or certificates of deposit issued with respect to Collateral, along with all instruments Bank deems necessary to transfer the same, but may retain cash dividends paid solely out of the undivided profits of the issuing corporation absent a default on an Obligation. If the Collateral consists of or includes any securities, certificated or uncertificated, registered in Debtor's name, at Bank's request Debtor shall cause the Issuer to register the pledge of such securities in Bank's name.

9.    Equipment and Other Goods.

      If any of the Collateral is equipment or other goods, Debtor will contemporaneously herewith furnish Bank a list of the cities, counties, and states wherein such equipment or goods are or will be used, and hereafter will notify Bank in writing of any other states in which the equipment or goods are so used.

      Debtor will not permit any of the Collateral to be removed from the locations specified herein or disclosed in writing to Bank, except for temporary periods in the normal and customary use thereof, without prior written consent of Bank, and will permit Bank to inspect the Collateral at any time.

      Debtor will keep the Collateral in good condition and repair, and Debtor and Borrower will pay and discharge all taxes, levies and other impositions levied thereon as well as the cost of repairs to or maintenance of same, and will not permit anything to be done that may impair the value of any of the Collateral. If Debtor fails to pay such sums, Bank may do so for Debtor's and Borrower's account, and such expenditure shall be deemed an obligation

      Until default in any of the terms hereof or under the terms of any Obligation, Debtor shall be entitled to possession of the Collateral and to use the same, in any lawful manner, provided that such use does not cause excessive wear and tear to the Collateral, cause it to decline in value at an excessive rate, or violate the terms of any policy of insurance thereon.

      Unless this Agreement states that the Collateral is or is to become a fixture and describes the property to which it is or will be affixed and the record owner thereof, Debtor will not allow the Collateral to be attached to real estate in such manner as to become a fixture or a part of any real estate

10.   Inventory, Accounts or General Intangibles.

      So long as Debtor or Borrower is not in default hereunder, Debtor shall have the right to process and sell Debtor's inventory in the regular course of business. Bank's security interest hereunder shall attach to all proceeds of all sales or other dispositions of the Collateral. If at any time any such proceeds are represented by any instrument, chattel paper or documents of title, then such instruments, chattel paper, or documents of title shall be promptly delivered to Bank and included in the security interest granted hereby.

      Bank shall not be obligated to do and perform any of the acts or things to be done or performed by Debtor, under any contract representing any account or other Debt Collateral, but if there is a default by Debtor with respect to such contract, then Bank may, at its election, perform some or all of the obligations of Debtor under such contract, and, if Bank incurs any liability or expenses by reason thereof, the same shall be deemed an Obligation. Debtor shall not, without Bank's prior written consent, consent to or make any material amendment to the terms of (i) any undertaking constituting Debt Collateral or (ii) any general intangible subject to Bank's security interest.

      Debtor will on request from Bank submit to Bank duplicate copies of all invoices on outstanding accounts subject to Bank's security interest. Bank shall have the right to notify any account debtor to make payment directly to Bank and so take control of all proceeds of any Debt Collateral, which right Bank may exercise at any time whether or not Debtor or Borrower is then in default hereunder or was previously making collections thereon. Debtor hereby authorizes any account debtor so make such payment to Bank at Bank's election, whether or not the applicable Debt Collateral is then matured, and agrees to indemnify such account debtor from any liability to Debtor for so paying. Until such time as Bank elects to exercise such right by mailing to Debtor written notice thereof, Debtor is authorized, as agent of Bank, to collect and enforce such Debt Collateral. Debtor will forthwith, on receipt of all checks, drafts, cash, and other remittances in payment either of inventory sold or with respect to any Debt Collateral, if directed by Bank, deposit the same in a special bank account maintained with Bank, over which Bank alone has power of withdrawal. The funds in said account shall be held by Bank as security for all Obligations. Said proceeds shall be deposited in precisely the form received, except for the endorsement of Debtor where necessary to permit collection of items, which endorsement Debtor agrees to make. Pending such deposit, Debtor agrees that it will not commingle any such checks, drafts, cash and other remittances with any of Debtor's other funds or property, but will hold them separate and apart therefrom and in trust for Bank until deposit thereof is made in the special account. Bank is authorized at least once a week to apply the whole or any part of the collected funds on deposit in the special account against the Obligations, the amount, order and method of such application to be in the discretion of Bank. Any portion of said funds on deposit in the special account which Bank elects not to so apply may be paid over by Bank to Debtor.

11.   Power of Attorney.

      Debtor hereby irrevocably constitutes and appoints Bank or any officer, agent or employee of Bank as Debtor's attorney-in-fact to do any [illegible] more or all of the following on Debtor's behalf: (a) to execute and record any financing statement, amendment thereto, or copy thereof or of this Agreement, or other instrument Bank deems necessary to perfect and maintain the perfection and priority of the security interest created hereby; (b) to endorse any check, draft, or other instrument constituting Collateral or proceeds thereof or representing proceeds of or payments under any insurance policy covering Collateral; (c) to endorse any security, instrument, document of title, or chattel paper constituting Collateral for the purpose of transferring, negotiating, or enforcing the same; (d) to grant releases to account debtors respecting payments or compromises in Debt Collateral; and (e) without limiting the generality of the foregoing, to execute any writing or perform any act that Debtor is obligated to execute or perform hereunder.

EXECUTED this 15th day of August, 1996

Display Arts, Inc.                       Display Arts, Inc.
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Debtor/Borrower                          Debtor/Borrower

By /s/ Pamela M. McNamee                 By /s/ Kelly M. McNamee
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   Pamela McNamee, President             Kelly McNamee, Secretary